Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of W&E Source Corp. (the "Company") on Form 10-Q for the quarter ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hong Ba, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 22, 2023

/s/ Hong Ba
Hong Ba Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer